Dreyfus
      New York Tax Exempt
      Money Market Fund

      SEMIANNUAL REPORT November 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York
                                                   Tax Exempt Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus New York Tax Exempt Money Market Fund, covering the six-month period from June 1, 2002 through November 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

As  we  approach  year-end,  it  appears  likely  that  2002  will  be the third consecutive year of negative returns for the U.S. stock market. Investor confidence has been shaken, and understandably so, in the aftermath of the speculative bubble of the late 90s and the 2001 recession. As a result, many investors have turned to the relative stability of the money markets. For some investors, tax-exempt money market funds are part of a broader strategy to diversify among various asset classes and reduce current income taxes. Others, however, have recently employed money market funds in an attempt to time the
stock    market.

In our view, the latter strategy involves greater risks than most can afford. Instead, we believe that holding the right mix of stocks, bonds and cash that fits their overall financial circumstances is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 16, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus New York Tax Exempt Money Market Fund perform during the period

For the six-month period ended November 30, 2002, the fund produced an annualized yield of 0.90%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 0.90% during the same period.(1

A generally weak economy caused interest rates to continue to fall during the reporting period, and tax-exempt money market yields declined as well. Although yields are among the lowest on record, tax-exempt money market funds have successfully preserved capital in an otherwise volatile market environment for longer-term financial assets.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we normally attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments that provide income exempt from federal, New York state and New York city personal income taxes. Second, we actively manage
the   fund's   average  maturity  in  anticipation  of  what  we  believe  are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Yields generally tend to rise when there is an increase in new-issue supply competing for investor interest. New securities, which are generally issued with maturities in the one-year range, may in turn lengthen the

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

fund' s average maturity. If we anticipate limited new-issue supply, we may then look to extend the fund's average maturity to maintain then-current yields for as long as we believe practical. In addition, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had already begun to recover from the 2001 recession. Consumers responded to historically low interest rates by spending on big-ticket items such as homes and cars. However, corporate capital spending remained anemic in the midst of high-profile accounting scandals, the threat of war in Iraq and ongoing economic uncertainty.

Despite the economy' s generally slow growth, the Federal Reserve Board (the " Fed" ) held short-term interest rates steady through the first five months of the reporting period. By the summer, however, most analysts expected the Fed's next move to be toward lower rates. Indeed, at its November meeting, the Fed reduced the benchmark federal funds rate by another 0.50 percentage points to just 1.25%.

Tax-exempt money market yields also fell in response to a highly volatile stock market, which caused a "flight to quality" among investors seeking a more stable investment alternative. This surge in demand for money market securities persisted throughout the reporting period.

At the same time, the weak economy contributed to fiscal problems for many states and municipalities. New York state lost jobs during the recession and has collected less state income, sales and capital gains taxes than it originally anticipated. New issuance during the reporting period was easily absorbed by the surge in demand from risk-averse equity investors, and tax-exempt money market
yields    remained    low.

In this environment, we adopted a relatively conservative posture, emphasizing preservation of capital. Accordingly, we generally favored securities backed by credit enhancements, such as bank letters of credit and third-party insurance.(2) We also emphasized diversification among issuers we consider fiscally sound.


What is the fund's current strategy?

We have generally maintained the fund's weighted average maturity at points that are in line with the fund's peer group average. This strategy is designed to give us the flexibility we need to capture higher yields if and when they become available. In addition, because the yield differences between very short-term securities and one-year notes have been much narrower than average, it has made little sense to assume the greater risks of longer-dated securities. We have also maintained our focus on high credit quality, avoiding lower-rated credits and investing in insured securities whenever possible. We believe, this conservative approach should continue to help the fund weather the current period of low yields and economic weakness.

December 16, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2) INSURANCE ON INDIVIDUAL PORTFOLIO SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

November 30, 2002 (Unaudited)



STATEMENT OF INVESTMENTS


                                                                                               Principal
TAX EXEMPT INVESTMENTS--99.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Albany County, GO Notes, Refunding

   3%, 6/1/2003 (Insured; FGIC)                                                                 320,000                  322,210

Albany Industrial Development Agency, Civic Facility

  Revenue, VRDN

  (Albany College of Pharmacy)

  1.20% (Insured; Asset Guaranty and

   Liquidity Facility; Fleet Bank National)                                                   3,195,000  (a)           3,195,000

Babylon Industrial Development Agency, IDR, VRDN

  (Lambro Industries Inc. Project)

   1.15% (LOC; Fleet National Bank)                                                           1,000,000  (a)           1,000,000

Ballston Spa Central School District, GO Notes

   2.50%, 12/15/2003 (Insured; FGIC)                                                            440,000                  444,060

Binghamton, GO Notes, BAN

   2.25%, 9/25/2003                                                                           4,000,000                4,021,521

Binghamton City School District, GO Notes

   2%, 2/15/2003 (Insured; FGIC)                                                                455,000                  455,371

Broome County, GO Notes

   4.50%, 3/1/2003 (Insured; FGIC)                                                              850,000                  855,159

Byron Bergen Central School District, GO Notes

   2%, 6/15/2003 (Insured; FGIC)                                                                525,000                  526,394

Camden Central School District, GO Notes

   2.50%, 6/15/2003 (Insured; FGIC)                                                           1,025,000                1,027,708

Canaseraga Central School District, GO Notes, Refunding

   2.50%, 6/15/2003 (Insured; FGIC)                                                             225,000                  226,016

Cayuga County, GO Notes

   2.50%, 10/15/2003 (Insured; AMBAC)                                                           661,000                  666,403

Chautauqua County Industrial Development Agency

  Civic Facility Revenue, VRDN

   1.30% (LOC; Key Bank)                                                                      1,300,000  (a)           1,300,000

Chemung County, GO Notes

   5.10%, 9/15/2003 (Insured; FGIC)                                                             305,000                  313,576

Cobleskill-Richmondville Central School District

   GO Notes, RAN 2.50%, 6/26/2003                                                             2,000,000                2,007,744

Colonie Industrial Development Agency, IDR, VRDN

  (13 Green Mount Project)

   1.40% (LOC; HSBC Bank USA)                                                                   245,000  (a)             245,000

Commack Union Free School District, GO Notes

   TAN 2.50%, 6/27/2003                                                                       2,500,000                2,511,911

Deer Park Union Free School District, GO Notes

   3.40%, 3/15/2003 (Insured; FGIC)                                                             150,000                  150,589

Duanesburg Central School District, GO Notes

   Refunding 3%, 6/15/2003 (Insured; FSA)                                                       250,000                  251,322


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Dutchess County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Marist College Civic Facility):

      1.20% (LOC; Key Bank)                                                                   5,800,000  (a)           5,800,000

      1.20% (LOC; The Bank of New York)                                                       7,145,000  (a)           7,145,000

East Ramapo Central School District, GO Notes

   4%, 6/15/2003 (Insured; FSA)                                                                 367,480                  371,969

Erie County Industrial Development Agency, VRDN:

  Civic Facility Revenue:

    (Community Services Disabled Project)

         1.30% (LOC; Key Bank)                                                                3,560,000  (a)           3,560,000

      (People Inc. Project):

         1.30% (LOC; Key Bank)                                                                2,925,000  (a)           2,925,000

         1.40% (LOC; Key Bank)                                                                   75,000  (a)              75,000

      (United Cerebral Palsy Association Project):

         1.30% (LOC; Key Bank)                                                                  945,000  (a)             945,000

         1.40% (LOC; Key Bank)                                                                   20,000  (a)              20,000

   IDR:

      (Luminescent System Inc. Project)

         1.40% (LOC; HSBC Bank USA)                                                           6,300,000  (a)           6,300,000

      (Plesh Industries Inc. Project)

         1.35% (LOC; M & T Bank)                                                              1,945,000  (a)           1,945,000

Evans & Brant Central School District, GO Notes

   Refunding 2.50%, 3/1/2003 (Insured; FGIC)                                                    545,000                  546,214

Fayetteville-Manlius Central School District

   GO Notes 2.50%, 6/20/2003                                                                  2,200,000                2,208,322

Freeport, GO Notes

   4.50%, 3/15/2003 (Insured; FGIC)                                                             201,450                  202,863

Glen Cove, BAN

   1.79%, 3/28/2003                                                                           3,719,000                3,722,321

Glens Falls City School District, GO Notes

   Refunding 2.50%, 6/15/2003 (Insured; MBIA)                                                   310,000                  310,820

Hannibal Central School District, GO Notes

   Refunding 2.50%, 6/15/2003 (Insured; FGIC)                                                   380,000                  381,003

Hempstead Town, GO Notes:

   4.30%, 2/15/2003 (Insured; AMBAC)                                                            100,000                  100,566

   5.25%, 3/1/2003 (Insured; MBIA)                                                              100,000                  100,907

Herkimer County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Templeton Foundation Project):

      1.30% (LOC; Key Bank)                                                                   2,710,000  (a)           2,710,000

      1.40% (LOC; Key Bank)                                                                     120,000  (a)             120,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Honeoye Falls Lima Central School District, GO Notes

   Refunding 2%, 4/15/2003 (Insured; FSA)                                                       450,000                  450,654

Irvington Union Free School District, GO Notes, BAN

   2.375%, 8/28/2003                                                                          4,500,000                4,528,694

Jamesville-Dewitt Central School District, GO Notes

   Refunding 3%, 12/15/2002 (Insured; FGIC)                                                     245,000                  245,138

Johnson City Central School District, GO Notes

   Refunding 6.125%, 6/15/2003 (Insured; FGIC)                                                  145,000                  148,533

Lancaster Industrial Development Agency, IDR, VRDN

  (Lancaster Steel Service Project)

   1.25% (LOC; M & T Bank)                                                                    1,500,000  (a)           1,500,000

Long Island Power Authority, Electric Systems Revenue

   CP 1.40%, 12/10/2002 (LOC: Banque Paribas,
   Bayerische Landesbank, JPMorgan Chase Bank
   and State Street Bank & Trust Co.)                                                         2,800,000                2,800,000

Maine-Endwell School District, GO Notes, Refunding

   2.50%, 6/15/2003 (Insured; FSA)                                                              185,000                  185,985

Merrick Union Free School District, GO Notes

   BAN 2%, 6/26/2003                                                                          3,000,000                3,004,509

Metropolitan Transportation Authority

  Dedicated Tax Fund

   4.60%, 4/1/2003 (Insured; MBIA)                                                              100,000                  101,016

Middletown, GO Notes, BAN:

   1.36%, 12/18/2002                                                                          4,975,000                4,974,319

   2.25%, 7/18/2003                                                                           2,210,000                2,218,181

Mineola Union Free School District, GO Notes

   3.875%, 7/15/2003 (Insured; MBIA)                                                            250,000                  253,647

Monroe County, GO Notes, RAN

   2.50%, 4/15/2003                                                                           5,000,000                5,018,333

Monroe County Industrial Development Agency, IDR

  VRDN:

      (2883 Associates LP)
         1.40% (LOC; HSBC Bank USA)                                                           1,930,000  (a)           1,930,000

      (Enbi Corp.) 1.20% (LOC; Rabobank)                                                      4,400,000  (a)           4,400,000

      (Windsor Project) 1.45% (LOC; Key Bank)                                                 1,515,000  (a)           1,515,000

Monroe Tobacco Asset Securitization Corporation

  Tobacco Settlement Revenue, VRDN

   1.25% (Liquidity Facility; Westdeutsche Landesbank)                                        3,000,000  (a)           3,000,000

Mount Vernon School District, GO Notes

   Refunding 2%, 2/1/2003 (Insured; MBIA)                                                       300,000                  300,230


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Municipal Assistance Corporation for the City of New York

  Revenues:

      4.50%, 7/1/2003                                                                           100,000                  101,606

      4.60%, 7/1/2003                                                                           150,000                  152,546

      4.75%, 7/1/2003                                                                           475,000                  485,818

      4.80%, 7/1/2003                                                                           125,000                  127,266

      5%, 7/1/2003 (Insured; AMBAC)                                                             100,000                  101,899

      5.25%, 7/1/2003                                                                           500,000                  510,316

New Rochelle Industrial Development Agency, IDR, VRDN

  (Charles Sadek Import Co. Project)

   1.40% (LOC; Bank of New York)                                                              5,500,000  (a)           5,500,000

New York City, GO Notes:

   RAN 2.50%, 4/11/2003                                                                       5,000,000                5,019,650

   VRDN:

      1.15% (Insured; MBIA and Liquidity Facility;

         Landesbank Hessen-Thuringen Girozentral)                                             7,000,000  (a)           7,000,000

      1.30% (Insured: FGIC and Liquidity Facility; FGIC)                                      6,200,000  (a)           6,200,000

      1.30%, Series C (LOC; JPMorgan Chase Bank)                                              3,900,000  (a)           3,900,000

      1.30%, Series E-5 (LOC; JPMorgan Chase Bank)                                           11,850,000  (a)          11,850,000

New York City Industrial Development Agency, VRDN:

  Civic Facility Revenue:

    (2000 Jewish Community Center)

         1.25% (LOC; M & Bank)                                                                4,900,000  (a)           4,900,000

      (Abraham Joshua Heschel Project)

         1.25% (LOC; Allied Irish Banks)                                                      2,000,000  (a)           2,000,000

      (Columbia Grammar & Preparatory School Project)

         1.25% (LOC; Allied Irish Banks)                                                      4,000,000  (a)           4,000,000

      (Convent Sacred Heart School)

         1.40% (LOC; Allied Irish Banks)                                                      3,750,000  (a)           3,750,000

      (Hewitt School Project)

         1.25% (LOC; Allied Irish Banks)                                                      1,600,000  (a)           1,600,000

      (Jewish Community Center Manhattan)

         1.25% (LOC; M & T Bank)                                                              3,800,000  (a)           3,800,000

      (Mercy College Project)

         1.20% (LOC; Bank of New York)                                                        1,200,000  (a)           1,200,000

      (Village County School Project)

         1.40% (LOC; M & T Bank)                                                              1,300,000  (a)           1,300,000

   IDR:

      (Stroheim & Roman Inc. Project)

         1.20% (LOC; Westdeutsche Landesbank)                                                 5,700,000  (a)           5,700,000

      (Swak Realty LLC Project)

         1.40% (LOC; Bank of New York)                                                        1,095,000  (a)           1,095,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York City Housing Development Corporation

  Special Obligation Revenue, VRDN

  (Upper 5th Avenue Project)

   1.30% (LOC; Deutsche Bank)                                                                   700,000  (a)             700,000

New York City Municipal Water Finance Authority

  Water and Sewer Systems Revenue, CP:

    1.40%, 12/5/2002 (LOC; Bayeriche Landesbank

         and Westdeutsche Landesbank)                                                         7,000,000                7,000,000

      1.45%, 12/9/2002
         (LOC; Westdeutsche Landesbank)                                                       5,000,000                5,000,000

      1.25%, 12/26/2002
         (LOC; Westdeutsche Landesbank)                                                       2,000,000                1,998,696

      1.40%, 12/26/2002 (LOC: Bank of Nova Scotia,

         Commerzbank and Toronto Dominion Bank)                                               7,500,000                7,500,000

New York City Transitional Finance Authority

  Income Tax Revenue:

      5.25%, 11/15/2003                                                                         425,000                  438,598

      VRDN 1.15%
         (Liquidity Facility; Bayerische Landesbank)                                          9,000,000  (a)           9,000,000

New York Counties Tobacco Trust II, VRDN

   1.25% (Liquidity Facility; Merrill Lynch)                                                  5,000,000  (a)           5,000,000

New York State, GO Notes:

   4.90%, 3/1/2003                                                                              100,000                  100,803

   5%, 3/1/2003                                                                                 150,000                  151,265

New York State Energy Research and Development

  Authority, PCR

  (New York State Electric & Gas)

   1.95%, 12/1/2002 (LOC; Fleet National Bank)                                                5,650,000                5,650,000

New York State Environmental Facilities Corporation
   Revenue (Clean Water & Drinking Revolving Funds):

      4.15%, 4/15/2003                                                                           80,000                   80,761

      4.15%, 4/15/2003                                                                           20,000  (b)              20,190

      4.20%, 6/15/2003                                                                          100,000                  101,436

New York State Environmental Quality Bonds

   GO Notes, 5%, 1/15/2003                                                                      100,000                  100,425

New York State Local Government Assistance Corporation

   Revenue 5.25%, 4/1/2003                                                                      300,000                  303,576

New York State Power Authority, Electric Revenue

   CP 1.40%, 12/10/2002 (Liquidity Facility:
   Bank of Nova Scotia, Bayerishe Landesbank,
   Commerzbank, Dexia Credit Locale, JPMorgan
   Chase Bank, Landesbank Hessen-Thuringen Girozentrale,
   State Street Bank & Trust, The Bank of New York
   and Wachovia Bank)                                                                         2,000,000                2,000,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York State Thruway Authority Highway & Bridge

  Trust Fund, Revenue

   4.50%, 4/1/2003 (Insured; MBIA)                                                              100,000                  100,983

New York State Urban Development Corporation, VRDN

  Merlots Program 1.26% (Insured; AMBAC and

   Liquidity Facility; Wachovia Bank)                                                         5,000,000  (a)           5,000,000

North Hempstead, GO Notes, BAN

   2%, 4/30/2003                                                                                885,000                  886,472

Northport-East Northport Union Free School District

   GO Notes, BAN 2.50%, 6/26/2003                                                             2,100,000                2,109,941

Northville Central School District, GO Notes

   Refunding 2.50%, 6/1/2003 (Insured; MBIA)                                                    100,000                  100,419

Nyack Union Free School District, GO Notes

   Refunding 4.40%, 12/15/2002 (Insured; FGIC)                                                  250,000                  250,227

City of Olean, GO Notes, BAN

   2%, 8/21/2003                                                                              3,663,534                3,668,573

Oneida County Industrial Development Agency

  IDR, VRDN (MMARS Project)

   1.45% (Insured; HSBC Bank USA)                                                             2,800,000  (a)           2,800,000

Onondaga County Industrial Development Agency

  IDR, VRDN (Plainville Turkey Farm)

   1.45% (LOC; Key Bank)                                                                      1,240,000  (a)           1,240,000

Oswego County Industrial Development Agency, VRDN:

  Civic Facility Revenue (Springside at Seneca Hill):

      1.30% (LOC; Key Bank)                                                                   3,320,000  (a)           3,320,000

      1.40% (LOC; Key Bank)                                                                      95,000  (a)              95,000

   PCR, Refunding

      (Phillip Morris Construction Project) 1.44%                                             5,000,000  (a)           5,000,000

Otego Unadilla Central School District, GO Notes

   Refunding, 4.25%, 6/15/2003 (Insured; FSA)                                                   140,000                  142,052

Otsego County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Templeton Foundation Project):

      1.30% (LOC; Key Bank)                                                                   4,370,000  (a)           4,370,000

      1.40% (LOC; Key Bank)                                                                     100,000  (a)             100,000

Port Authority of New York and New Jersey

  Special Obligation Revenue, VRDN

  Versatile Structure Obligation:

      1.15% (Liquidity Facility; JPMorgan Chase Bank)                                         7,300,000  (a)           7,300,000

      1.25% (Liquidity Facility; Bank of Nova Scotia)                                           200,000  (a)             200,000

Port Chester Industrial Development Agency, IDR

  VRDN (40 Pearl Street)

   1.30% (LOC; The Bank of New York)                                                          4,610,000  (a)           4,610,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Rockland County Industrial Development Agency

  VRDN:

    IDR

         (Intercos America Inc. Project)

            1.40% (LOC; HSBC Bank USA)                                                        4,700,000  (a)           4,700,000

      Revenue:

         (Jawonio Inc. Project)

            1.20% (LOC; The Bank of New York)                                                 5,260,000  (a)           5,260,000

         (Northern Manor Multicare):

            1.27% (LOC; M & T Bank)                                                           2,745,000  (a)           2,745,000

            1.37% (LOC; M & T Bank)                                                              20,000  (a)              20,000

Royalton-Hartland Central School District, GO Notes

   Refunding 2.50%, 2/15/2003 (Insured; FSA)                                                    395,000                  395,726

Schenectady County Industrial Development Agency, IDR

  VRDN (Super Steel Inc. Project)

   1.30% (LOC; Key Bank)                                                                      1,100,000  (a)           1,100,000

Schodack Central School District, GO Notes

   Refunding 2.50%, 12/15/2002 (Insured; FSA)                                                   110,000                  110,042

Senaca County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Kidspeace National Centers Project)

   1.30% (LOC; Key Bank)                                                                      2,270,000  (a)           2,270,000

Sharon Springs Central School District, GO Notes

   Refunding 2%, 6/15/2003 (Insured; MBIA)                                                      150,000                  150,391

Smithtown Central School District, GO Notes

   2.90%, 10/15/2003 (Insured; FSA)                                                             820,000                  829,888

Spencer Van Ettan Central School District, GO Notes

   Refunding 3%, 5/15/2003 (Insured; FGIC)                                                      355,000                  356,582

St. Johnsville Central School District, GO Notes

   Refunding 2.50%, 6/15/2003 (Insured; FSA)                                                    200,000                  200,956

Suffolk County Industrial Development Agency

  VRDN, Civic Facility Revenue:

    (Guide Dog Foundation Inc.)

         1.20% (LOC; The Bank of New York)                                                    4,000,000  (a)           4,000,000

      (Hampton Day School Civic)

         1.25% (LOC; JPMorgan Chase Bank)                                                     3,040,000  (a)           3,040,000

Sweet Home Central School District, GO Notes

   Refunding 2%, 1/15/2003 (Insured; FSA)                                                       595,000                  595,361

Syracuse Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Community Development Properties-Larned Project)

   1.30% (LOC; M & T Bank)                                                                    3,000,000  (a)           3,000,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Tarrytown, GO Notes

   4.50%, 3/15/2003 (Insured; FGIC)                                                             269,000                  270,810

Triborough Bridge and Tunnel Authority

   Highway Tolls Revenue 4.50%, 1/1/2003                                                        515,000  (b)             516,263

Troy Industrial Development Authority

  Civic Facility Revenue, VRDN

   (Rensselaer Polytechnic Institute Project) 1.25%                                           3,000,000  (a)           3,000,000

Westchester County Industrial Development Agency

  Civic Facility Revenue, VRDN:

    (Jacob Burns Film Center Project)

         1.25% (LOC; The Bank of New York)                                                    4,420,000  (a)           4,420,000

      (Rye Country Day School Project)

         1.30% (LOC; Allied Irish Banks)                                                      4,800,000  (a)           4,800,000

Westfield Central School District, GO Notes, Refunding

   3.25%, 4/15/2002 (Insured; FGIC)                                                             125,000                  125,731
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $294,219,578)                                                             99.4%              294,224,476

CASH AND RECEIVABLES (NET)                                                                          .6%                1,832,855

NET ASSETS                                                                                       100.0%              296,057,331

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                    Corporation

BAN                 Bond Anticipation Notes

CP                  Commercial Paper

FGIC                Financial Guaranty Insurance
                    Company

FSA                 Financial Security Asurance

GO                  General Obligation

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

MBIA                Municipal Bond Investors Assurance
                    Insurance Corporation

PCR                 Pollution Control Revenue

RAN                 Revenue Anticipation Notes

TAN                 Tax Anticipation Notes

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               65.1

AAA, AA, A (c)                   Aaa, Aa, A (c)                  AAA, AA, A (c)                                    8.4

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    26.5

                                                                                                                 100.0


(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(C) NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(D) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           294,219,578    294,224,476

Cash                                                                  1,010,566

Interest receivable                                                   1,031,950

Prepaid expenses                                                          9,574

                                                                    296,276,566
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           128,921

Payable for shares of Beneficial Interest redeemed                       60,936

Accrued expenses                                                         29,378

                                                                        219,235
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      296,057,331
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     296,090,356

Accumulated net realized gain (loss) on investments                    (37,923)

Accumulated gross unrealized appreciation of investments                  4,898
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      296,057,331
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
  of Beneficial Interest authorized)                                296,106,430

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,290,512

EXPENSES:

Management fee--Note 2(a)                                              737,175

Shareholder servicing costs--Note 2(b)                                 149,019

Professional fees                                                       28,253

Custodian fees                                                          15,574

Trustees' fees and expenses--Note 2(c)                                  10,186

Prospectus and shareholders' reports                                     7,207

Registration fees                                                        6,114

Miscellaneous                                                            9,045

TOTAL EXPENSES                                                         962,573

INVESTMENT INCOME--NET                                               1,327,939
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  3,935

Net unrealized appreciation (depreciation) on investments                4,887

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   8,822

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,336,761

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 2002           Year Ended
                                              (Unaudited)         May 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,327,939            4,230,505

Net realized gain (loss) from investments           3,935                  836

Net unrealized appreciation
   (depreciation) of investments                    4,887                 (639)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,336,761            4,230,702
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (1,327,939)          (4,230,505)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 213,313,046         425,545,972

Dividends reinvested                            1,266,040           4,026,634

Cost of shares redeemed                     (206,787,398)        (437,132,870)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       7,791,688           (7,560,264)

TOTAL INCREASE (DECREASE) IN NET ASSETS        7,800,510           (7,560,067)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           288,256,821          295,816,888

END OF PERIOD                                 296,057,331          288,256,821

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                         Six Months Ended
                                         November 30, 2002                                    Year Ended May 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .009          .014          .032          .028           .025          .029

Distributions:

Dividends from
   investment income--net                             (.009)        (.014)        (.032)         (.028)        (.025)        (.029)

Net asset value, end of period                        1.00          1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       .90(a)       1.44          3.28           2.88          2.54          2.97
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .65(a)        .65           .66            .66           .65           .67

Ratio of net investment income
   to average net assets                               .90(a)       1.42          3.22           2.84          2.50          2.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     296,057       288,257       295,817        271,439       295,790       281,274


(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ("the Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities
transactions   are   recorded   on   the   identified   cost  basis.

                                                                      The  Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $18,898 during the period ended November 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $41,858 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2002. If not applied, $23,096 of the carryover expires in fiscal 2003, $7,135 expires in fiscal 2004, $3,213 expires in fiscal 2005, $3,725 expires in fiscal 2006, $3,889 expires in fiscal 2007 and $800 expires in fiscal 2008.


The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2002 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At November 30, 2002 the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2002, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2002, the fund was charged $85,163 pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2002, the fund was charged $40,294 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTES

                                                           For More Information

                        Dreyfus New York Tax Exempt
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  273SA1102